INVESTMENT MANAGEMENT

Morgan Stanley Institutional Fund, Inc.
Emerging Markets Portfolio

SUMMARY PROSPECTUS  APRIL 29, 2016

Share Class and Ticker Symbols
Class I	Class A	Class L	Class C	Class IS
MGEMX	MMKBX	MSELX	MSEPX	MMMPX

Before you invest, you may want to review the Portfolio's statutory prospectus ("Prospectus"), which contains more information about the Portfolio and its risks. You can find the Portfolio's Prospectus and other information about the Portfolio, including the Statement of Additional Information ("SAI") and the most recent annual and semiannual reports to shareholders, online at www.morganstanley.com/im. You can also get this information at no cost by calling toll-free 1-866-414-6349 or by sending an e-mail request to orders@mysummaryprospectus.com. The Portfolio's Prospectus and SAI, both dated April 29, 2016 (as may be supplemented from time to time), are incorporated by reference into this Summary Prospectus.

Objective

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For purchases of Class A shares, you may qualify for a sales charge discount if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of other portfolios of Morgan Stanley Institutional Fund, Inc. (the "Fund") or Class A shares of other Morgan Stanley Multi-Class Funds (as defined in the section of the Prospectus entitled "Shareholder Information—Exchange Privilege") held in Related Accounts (as defined in the section of the Prospectus entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares"), amounts to $25,000 or more. More information about this combined purchase discount and other discounts is available from your authorized financial intermediary and on page 76 of the Prospectus in the section entitled "Shareholder Information—Sales Charges Applicable to Purchases of Class A Shares."

Shareholder Fees (fees paid directly from your investment)

	Class I	Class A	Class L	Class C	Class IS
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None	5.25%	None	None	None
Maximum deferred sales charge (load) (as a percentage based on the lesser of the offering price or NAV at redemption)	None	None[1]	None	1.00%[2]	None
Redemption Fee (as a percentage of the amount redeemed on redemptions made within 30 days of purchase)	2.00%	2.00%	2.00%	2.00%	2.00%

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I	Class A	Class L	Class C	Class IS
Advisory Fee[3]	0.91%	0.91%	0.91%	0.91%	0.91%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%	1.00%	None
Other Expenses	0.30%	0.36%	0.88%	20.78%	0.20%
Total Annual Portfolio Operating Expenses*	1.21%	1.52%	2.54%	22.69%	1.11%
Fee Waiver and/or Expense Reimbursement*	0.01%	0.00%	0.49%	20.39%	0.01%
Total Annual Portfolio Operating Expenses After Fee Waiver and/ or Expense Reimbursement*	1.20%	1.52%	2.05%	2.30%	1.10%

Example

The example below is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Portfolio, your investment has a 5% return each year and that the Portfolio's operating expenses remain the same (except that the example incorporates the fee waiver and/or expense reimbursement arrangement for only the first year). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If You SOLD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$122	$383	$664	$1,465
Class A	$672	$980	$1,310	$2,242
Class L	$208	$744	$1,307	$2,839
Class C	$333	$4,106	$6,729	$10,158
Class IS	$112	$352	$611	$1,351

If You HELD Your Shares:

	1 Year	3 Years	5 Years	10 Years
Class I	$122	$383	$664	$1,465
Class A	$672	$980	$1,310	$2,242
Class L	$208	$744	$1,307	$2,839
Class C	$233	$4,106	$6,729	$10,158
Class IS	$112	$352	$611	$1,351

1  Investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after the last day of the month of purchase, except for certain specific circumstances. See "Shareholder Information—How to Redeem Portfolio Shares" for further information about the CDSC waiver categories.

2  The Class C CDSC is only applicable if you sell your shares within one year after purchase. See "Shareholder Information—How to Redeem Portfolio Shares" for a complete discussion of the CDSC.

3  The Advisory Fee has been restated to reflect the decrease in the advisory fee effective September 30, 2015.

*  The Portfolio's "Adviser," Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 1.20% for Class I, 1.55% for Class A, 2.05% for Class L, 2.30% for Class C and 1.10% for Class IS. The fee waivers and/or expense reimbursement will continue for at least one year or until such time as the Fund's Board of Directors acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in Total Annual Portfolio Operating Expenses or in the Example, affect Portfolio performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 40% of the average value of its portfolio.

Principal Investment Strategies

The Adviser and the Portfolio's "Sub-Advisers," Morgan Stanley Investment Management Company ("MSIM Company") and

Morgan Stanley Investment Management Limited ("MSIM Limited"), seek to maximize returns by investing primarily in growth-oriented equity securities in emerging markets.

The Adviser's and Sub-Advisers' investment approach combines top-down country allocation with bottom-up stock selection. The Adviser and Sub-Advisers allocate the Portfolio's assets among emerging markets based on relative economic, political and social fundamentals, stock valuations and investor sentiment. To manage risk, the Adviser and/or Sub-Advisers emphasize macroeconomic and fundamental research.

Under normal circumstances, at least 80% of the Portfolio's assets will be invested in equity securities of issuers located in emerging market countries. This policy may be changed without shareholder approval; however, you would be notified in writing of any changes. The Adviser and/or Sub-Advisers generally consider selling an investment when they determine the company no longer satisfies their investment criteria.

The Portfolio may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. The Portfolio's use of derivatives may involve the purchase and sale of derivative instruments such as futures and other related instruments and techniques. The Portfolio may utilize foreign currency forward exchange contracts, which are also derivatives, in connection with its investments in foreign securities. Derivative instruments used by the Portfolio will be counted toward the Portfolio's 80% policy discussed above to the extent they have economic characteristics similar to the securities included within that policy.

Principal Risks

There is no assurance that the Portfolio will achieve its investment objective, and you can lose money investing in this Portfolio. The principal risks of investing in the Portfolio include:

•  Equity Securities. In general, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

•  Foreign and Emerging Market Securities. Investments in foreign markets entail special risks such as currency, political, economic and market risks. There also may be greater market volatility, less reliable financial information, higher transaction and custody costs, decreased market liquidity and less government and exchange regulation associated with investments in foreign markets. In addition, investments in certain foreign markets, which have historically been considered stable, may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. Moreover, the growing interconnectivity of global economies and financial markets has increased the probability that adverse developments and conditions in one country or region will affect the stability of economies and financial markets in other countries or regions. Certain foreign markets may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, organizations, entities and/or individuals, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Economic sanctions could, among other things, effectively restrict or eliminate the Portfolio's ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Portfolio's investments in such securities harder to value. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. The governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain sectors or industries. In addition, a foreign government may limit or cause delay in the convertibility or repatriation of its currency which would adversely affect the U.S. dollar value and/or liquidity of investments denominated in that currency. Certain foreign investments may become less liquid in response to market developments or adverse investor perceptions, or become illiquid after purchase by the Portfolio, particularly during periods of market turmoil. When the Portfolio holds illiquid investments, its portfolio may be harder to value. The risks of investing in emerging market countries are greater than risks associated with investments in foreign developed countries. In addition, the Portfolio's investments in foreign issuers may be denominated in foreign currencies and therefore, to the extent unhedged, the value of the investment will fluctuate with the U.S. dollar exchange rates. To the extent hedged by the use of foreign currency forward exchange contracts, the precise matching of the foreign currency forward exchange contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. There is additional risk that such transactions could reduce or preclude the opportunity for gain if the value of the currency moves in the direction opposite to the position taken and that foreign currency forward exchange contracts create exposure to currencies in which the Portfolio's securities are not denominated. The use of foreign currency forward exchange contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

•  Liquidity. The Portfolio's investments in illiquid securities may entail greater risk than investments in other types of securities. These securities may be more difficult to sell, particularly in times of market turmoil. Additionally, the market for certain investments deemed liquid at the time of purchase may become illiquid under adverse market or economic conditions. Illiquid securities may be more difficult to value. If the Portfolio is forced to sell an illiquid security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss.

•  Derivatives. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which the derivative instrument relates and risks that the transactions may not be liquid. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and the risk of loss.

Shares of the Portfolio are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's Class I shares' performance from year-to-year and by showing how the Portfolio's average annual returns for the past one, five and 10 year periods and since inception compare with those of a broad measure of market performance, as well as an index that represents a group of similar mutual funds, over time. The performance of the other Classes, which is shown in the table below, will differ because the Classes have different ongoing fees. The Portfolio's returns in the table include the maximum applicable sales charge for Class A and assume you sold your shares at the end of each period (unless otherwise noted). The Portfolio's past performance, before and after taxes, is not necessarily an indication of how the Portfolio will perform in the future. Updated performance information is available online at www.morganstanley.com/im or by calling toll-free (800) 548-7786.

Annual Total Returns—Calendar Years

High Quarter	6/30/09	35.03%
Low Quarter	12/31/08	–29.79%

Average Annual Total Returns
(for the calendar periods ended December 31, 2015)

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Class I (commenced operations on 9/25/92)
Return before Taxes	–10.33%	–3.58%	3.61%	7.25%
Return after Taxes on Distributions	–10.30%	–3.95%	2.68%	6.42%
Return after Taxes on Distributions and Sale of Portfolio Shares	–5.49%	–2.39%	3.46%	6.30%
Class A (commenced operations on 1/2/96)
Return before Taxes	–15.34%	–4.89%	2.78%	5.71%
Class L (commenced operations on 4/27/12)
Return before Taxes	–11.11%	N/A	N/A	–3.40%
Class C† (commenced operations on 4/30/15)
Return before Taxes	N/A	N/A	N/A	N/A
Class IS (commenced operations on 9/13/13)
Return before Taxes	–10.29%	N/A	N/A	–5.70%
MSCI Emerging Markets Net Index (reflects no deduction for fees, expenses or taxes)[1]	–14.92%	–4.81%	3.61%	6.76%[3]

	Past One Year	Past Five Years	Past Ten Years	Since Inception
Lipper Emerging Markets Funds Index (reflects no deduction for taxes)[2]	–14.50%	–4.23%	3.22%	N/A

†  Class C shares of the Portfolio had not completed a full calendar year of operations as of December 31, 2015 and therefore Class C shares do not have annualized return information to report.

1  The MSCI Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 23 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

2  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. There are currently 30 funds represented in this Index.

3  Since Inception reflects the inception date of Class I.

The after-tax returns shown in the table above are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. After-tax returns for the Portfolio's other Classes will vary from Class I shares' returns. Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Portfolio shares through tax deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to an assumed benefit from capital losses that would have been realized had Portfolio shares been sold at the end of the relevant periods, as applicable.

Fund Management

Adviser. Morgan Stanley Investment Management Inc.

Sub-Advisers. Morgan Stanley Investment Management Limited* and Morgan Stanley Investment Management Company.

Portfolio Managers. The Portfolio is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Portfolio is shown below:

Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Gaite Ali	Managing Director of the Adviser	April 2013
Eric Carlson	Managing Director of the Adviser	September 1997
Paul Psaila	Managing Director of the Adviser	February 1994
Ruchir Sharma	Managing Director of the Adviser	April 2002
Name	Title with Adviser/ Sub-Adviser(s)	Date Began Managing Portfolio
Ana Cristina Piedrahita*	Executive Director of MSIM Limited	January 2002
Munib Madni	Managing Director of MSIM Company	May 2012
Samuel Rhee	Managing Director of MSIM Company	May 2012

*  Effective June 30, 2016, Morgan Stanley Investment Management Limited will no longer be a Sub-Adviser to the Portfolio and Ana Cristina Piedrahita will no longer serve as a portfolio manager to the Portfolio.

Purchase and Sale of Portfolio Shares

The Fund has suspended offering Class L shares of the Portfolio for sale to all investors. The Class L shareholders of the Portfolio do not have the option of purchasing additional Class L shares. However, the existing Class L shareholders may invest in additional Class L shares through reinvestment of dividends and distributions.

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class C shares of the Portfolio. To purchase Class IS shares, an investor must meet a minimum initial investment of $10,000,000 or be a defined contribution, defined benefit or other employer sponsored employee benefit plan with minimum plan assets of $250,000,000, whether or not qualified under the Internal Revenue Code of 1986, as amended (the "Code"), in each case subject to the discretion of the Adviser. The minimum initial investment may be waived for certain investments. For more information, please refer to the section of the Prospectus entitled "Shareholder Information—Minimum Investment Amounts."

Shares of the Portfolio may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly from the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804), by telephone (1-800-548-7786) or by contacting an authorized third-party, such as a broker-dealer or other financial intermediary that has entered into a selling agreement with the Portfolio's "Distributor," Morgan Stanley Distribution, Inc. (each a "Financial Intermediary"). In addition, you can sell Portfolio shares at any time by enrolling in a systematic withdrawal plan. If you sell Class A shares or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. For more information, please refer to the sections of the Prospectus entitled "Shareholder Information—How To Purchase Portfolio Shares" and "—How To Redeem Portfolio Shares."

Tax Information

The Portfolio intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Portfolio through a Financial Intermediary (such as a bank), the Adviser and/or the Distributor may pay the Financial Intermediary for the sale of Portfolio shares and related services. These payments, which may be significant in amount, may create a conflict of interest by influencing the Financial Intermediary and your salesperson to recommend the Portfolio over another investment. Ask your salesperson or visit your Financial Intermediary's web site for more information.

SU-MSIF-04 04/16